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                                                   Filed Pursuant to Rule 497(e)
                                                 Registration File No. 333-66807

                          E*TRADE Technology Index Fund
                                    ("Fund")

            Supplement dated August 22, 2003 to the Fund's Prospectus
                     and Statement of Additional Information
                                dated May 1, 2003

                                     *****

This Supplement updates certain information contained in the above-dated Prospectus and Statement of Additional Information.

In connection with meetings of the Board of Trustees of E*TRADE Funds ("Trust") held on July 14, 2003 and August 19, 2003, the Board approved the termination of the current investment sub-adviser of the Fund, Barclays Global Fund Advisors ("BGFA"), effective as of September 15, 2003. The Board terminated the sub-advisory agreement with BGFA primarily because BGFA had previously informed E*TRADE Asset Management, Inc. ("ETAM"), the Fund's investment adviser, that, for internal business reasons, BGFA no longer wished to continue certain of its third party sub-advisory relationships, including its relationship with the Fund. The Board then approved the Fund entering into an interim sub-advisory agreement with World Asset Management ("WAM") in accordance with Rule 15a-4 under the Investment Company Act of 1940, as amended ("1940 Act"). The Board determined that retaining WAM as the sub-adviser to ETAM and the Fund would be in the best interests of the Fund and its shareholders because of, among other things, WAM's historical performance and experience in providing investment sub-advisory services to index funds, the nature and quality of the services proposed to be provided by WAM and the fact that having a single investment adviser as sub-adviser to the Fund and the other index funds of the Trust would allow the Fund (and those other index funds) to achieve certain operational efficiencies. However, because Rule 15a-4 provides that an interim advisory agreement may be in effect for no longer than 150 days, shareholders in the Fund, will be asked to approve a new sub-advisory agreement among the Trust, ETAM and WAM. Accordingly, in light of the Board's termination of BGFA as the sub-adviser for ETAM and the Fund, under the heading "FUND MANAGEMENT" on page 8 of the Fund's Prospectus, all references to BGFA are no longer applicable. In addition, the section titled "SUB-ADVISER" on page 8 of this Prospectus is replaced in its entirety with the following:

         ETAM has entered into a sub-advisory agreement ("Sub-advisory Agreement") among the Trust, on behalf of the Fund, ETAM and World Asset Management ("WAM") under which ETAM has delegated the day-to-day discretionary management of the Fund's assets to WAM. WAM, is a division of Munder Capital Management ("MCM") and is located at Brown Street Center, 255 East Brown Street, Suite 300, Birmingham, MI

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         48009-6209. MCM is a general partnership minority owned by Munder
         Capital employees and majority owned by Comerica Bank. As of March 31, 2003, WAM provided investment advisory services for over $11.4 billion of assets.

         ETAM will pay WAM a sub-advisory fee out of its investment advisory fee at an annual rate of 0.12% of the Technology Fund's average daily net assets. WAM is not compensated directly by the Fund. The Sub-advisory Agreement may be terminated by the Board upon 60 days written notice.

In connection with the July 14, 2003 and August 19, 2003 Board meetings, the Board authorized the Fund to solicit the approval of the shareholders of the Fund to: (i) consider and approve a new investment sub-advisory agreement among the Trust, ETAM and WAM; (ii) grant permission to the Trust and to ETAM, in its role as investment adviser to the Fund, subject to approval of the Board of Trustees (without obtaining further shareholder approval) and upon the receipt of exemptive relief by the Securities and Exchange Commission, to: (a) select new or additional investment sub-advisers for the Fund; (b) enter into new sub-advisory agreements and materially modify existing investment sub-advisory agreements; and (c) terminate and replace investment sub-advisers, provided any such sub-advisers are not affiliated persons of ETAM or the Fund; (iii) consider and approve the amendment of certain fundamental investment policies of the Fund; and (iv) consider and approve the reclassification of the investment objectives for the Fund from fundamental to non-fundamental.

The Fund has set October 29, 2003 as the meeting date for a Special Meeting of Shareholders ("Special Meeting"), at which all persons who are shareholders of record of the Fund as of September 3, 2003 ("Record Date") will be asked to approve each of the proposals noted above. Each proposal will be described in greater detail in a proxy statement, that will be provided to shareholders of record as of the Record Date. If the proposals are approved by shareholders, the proposals will take effect promptly thereafter. The Prospectus and Statement of Additional Information will be revised to reflect all proposals that are approved by shareholders.

Finally, in connection with the July 14, 2003 and August 19, 2003 Board meetings, the Board decided to terminate the existing service agreements with Investors Bank and Trust Company ("IBT") effective on or about September 15, 2003 and approve certain changes to the Trust's Custody, Fund Accounting and Fund Services Agreements with the Bank of New York ("BNY"), that would expand the services provided to the Fund by BNY to include all of the services that are currently provided to the Fund by IBT under its service agreements with the Fund. The Board determined that having a single custodian, fund accounting agent and sub-administrator for all of the series of the Trust would enhance operational efficiencies and promote administrative ease for the Fund and the Trust, at fees which, as a whole, are expected to be somewhat lower than those paid to IBT. Accordingly on or about September 15, 2003, the section under the heading "CUSTODIAN, FUND ACCOUNTING SERVICES AGENT AND SUB-ADMINISTRATOR" on approximately page 44 of the E*TRADE Technology Fund's Statement of Additional Information is replaced in its entirety with the following:

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         The Bank of New York ("BNY"), One Wall Street, New York, NY, 10286,
         serves as custodian of the assets of the Fund. BNY has custody of all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties, all as directed by the officers of the Trust. The custodian has no responsibility for any of the investment policies or decisions of the Fund.

         BNY also acts as the Fund's Accounting Services Agent and Sub-Administrator and, among other things: (1) conducts a portfolio review to monitor compliance with the Trust's trust instrument and by-laws, the investment policies of the Funds, and the 1940 Act and rules thereunder; (2) calculates the Fund's yield and total return; (3) determines amounts available for distribution to shareholders; (4) assists ETAM in the preparation of Board meeting materials and minutes and the Fund's prospectuses, SAIs, and annual and semi-annual reports;
         (5) provides legal administrative services to the Fund, including the preparation of regulatory filings made by the Fund; and (6) prepares tax returns for the Fund. For its services in each of these capacities, BNY is compensated directly by the Fund.

In addition, on or about September 15, 2003, all references to IBT will no longer be applicable and should be replaced with BNY.

         You may obtain a copy of the Fund's SAI, as supplemented, without charge, at our Website (www.etrade.com). Information on the Website is not incorporated by reference into the Prospectus or SAI unless specifically noted.